UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 17, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On August 17, 2012, Heckmann Corporation, a Delaware corporation, announced that it closed its offer to exchange $250,000,000 in aggregate principal amount of 9.875% Senior Notes due 2018, which have been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), for an equal aggregate principal amount of its outstanding 9.875% Senior Notes due 2018 (the “Old Notes”) that were originally issued on April 10, 2012, in a transaction exempt from registration under the Securities Act. An aggregate of $250,000,000 in principal amount, or 100%, of the Old Notes were tendered in the exchange offer, which expired at 5:00 p.m., New York City time, on August 15, 2012.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 17, 2012, concerning the closing of the exchange offer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: August 17, 2012	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 17, 2012, concerning the closing of the exchange offer